UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 19, 2008

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
March 19, 2008

Item 8.01     Other Events.

The Commerce Group, Inc. (NYSE: CGI) today announced that it expects its pending acquisition by Spain-based MAPFRE S.A. will close during the second quarter of 2008.

The Company expects the Massachusetts Division of Insurance will hold a hearing in April regarding MAPFRE’s application for approval to acquire control of the Company’s Massachusetts subsidiaries, The Commerce Insurance Company and Citation Insurance Company.

As reported previously, the MAPFRE transaction is subject to approval by regulators in the states of Massachusetts, California, New York and Ohio, as well as the satisfaction of other standard conditions.

About The Commerce Group, Inc.

The Commerce Group, Inc. is headquartered in Webster, Massachusetts. Property and casualty insurance subsidiaries include The Commerce Insurance Company and Citation Insurance Company in Massachusetts, Commerce West Insurance Company in California, American Commerce Insurance Company in Ohio, and State-Wide Insurance Company in New York. Through its subsidiaries’ combined insurance activities, the Company is ranked as the 20th largest personal automobile insurance group in the country by A.M. Best Company, based on 2006 direct written premium information. The Company and its insurance subsidiaries are rated A+ (Superior) by A.M. Best.

Forward-Looking Statements

This disclosure contains forward-looking information concerning the pending acquisition of the Company by MAPFRE (the "Acquisition"). These forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s expectations regarding the timing of the hearing by the Massachusetts Division of Insurance in April and the closing of the Acquisition during the second quarter of 2008. These statements reflect the Company’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties relating to the Acquisition, including obtaining all requisite regulatory approvals in a timely fashion, absence of a material adverse effect on the Company, satisfaction of all other conditions to the Acquisition, and timely closing of the Acquisition by both the Company and MAPFRE. The Company also refers you to its 2007 Form 10-K for a description of the Company’s business environment and important other factors that may affect its business, including its language regarding forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
March 19, 2008

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer